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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported): MAY 7, 2007 (MAY 1, 2007)

                              NBC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)

            DELAWARE                   333-48225            47-0793347
(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)

                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)

                                 (402) 421-7300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 24, 2007, Nebraska Book Company, Inc. ("Nebraska Book"), a Kansas corporation and the wholly owned subsidiary of the Registrant, formed a new wholly owned subsidiary entitled Net Textstore LLC ("Textstore").

Following its formation, Textstore entered into or will enter into (i) a Supplemental Indenture, dated as of May 1, 2007, by and among Textstore, Nebraska Book, each other then existing Subsidiary Guarantor under that Indenture, dated as of March 4, 2004, by and among Nebraska Book, the Subsidiary Guarantors parties thereto and BNY Midwest Trust Company, as Trustee, and the Trustee, whereby Textstore agreed to guarantee all of Nebraska Book's payment obligations under the Indenture, and (ii) an Assumption Agreement, dated as of May 1, 2007, in favor of JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent for the banks and other financial institutions parties to the Amended and Restated Credit Agreement, pursuant to which Textstore will become a party to the Guarantee and Collateral Agreement (as defined in the Amended and Restated Credit Agreement) and thereby (x) guarantee the payment and performance of all of Nebraska Book's obligations under the Amended and Restated Credit Agreement and related loan documents and
(y) grant a security interest in favor of the Administrative Agent, for the benefit of the lenders and the Administrative Agent, in all or substantially all of its present and after acquired personal property as collateral security for the payment and performance of all of Nebraska Book's obligations under the Amended and Restated Credit Agreement and related loan documents.

There are no material non-banking relationships between the Registrant, Nebraska Book or their respective affiliates and any of the other parties to the Amended and Restated Credit Agreement.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

      10.1 Supplemental Indenture, dated as of May 1, 2007, by and among Textstore, Nebraska Book, each other then existing Subsidiary Guarantor under the Indenture, and the Trustee.

SAFE HARBOR REGARDING FORWARD LOOKING STATEMENTS.

This Form 8-K (including the Exhibits hereto) contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements do not constitute guarantees of future performance. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. More information about potential factors that could affect the Registrant's business and financial results are included in the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2006 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2006, which are on file with the Securities and Exchange Commission and available at the Security and Exchange Commission's website at http://www.sec.gov. The Registrant assumes no obligation to update any forward-looking information contained in this Form 8-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NBC ACQUISITION CORP.

     Date:  May 7, 2007             /s/  Alan G. Siemek
                                    --------------------------------------------
                                    Alan G. Siemek
                                    Vice President and Treasurer
                                    (Principal Financial and Accounting Officer)

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